SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

Deutsche International Value Fund

The Board of Directors of Deutsche International Value Fund (Acquired Fund) has given approval to proposals by Deutsche Investment Management Americas Inc. (Advisor), the advisor of the Acquired Fund, to (i) terminate the Investment Sub‐Advisory Agreement with Dreman Value Management, L.L.C. (Dreman), effective on or about July 20, 2015; (ii) transition portfolio management to the Advisor and implement the Cash Return on Capital Invested (CROCI®) Strategy, effective on or about July 20, 2015; and, (iii) effect the following merger of the Acquired Fund Into the Acquiring Fund, on or about August 17, 2015.

Acquired Fund	Acquiring Fund
Deutsche International Value Fund	Deutsche CROCI® International Fund

The merger is expected to be a tax‐free reorganization for federal income tax purposes. On the merger date, an investment in the Acquired Fund will, in effect, be exchanged for an investment with an equal aggregate net asset value in the Acquiring Fund. Therefore, as a result of the merger, shareholders of the Acquired Fund will become shareholders of the Acquiring Fund. You can find information about the Acquiring Fund and its risks, including a prospectus and a summary prospectus, online at www.deutschefunds.com/mutualpros. You can also get this information at no cost by e‐mailing a request to service@db.com, by calling (800) 728‐3337 or asking your financial advisor.

Effective on or about July 20, 2015, the following changes are effective:

Dreman will no longer serve as subadvisor to the fund and all references to Dreman are hereby deleted.

The following information replaces similar disclosure contained under the “PRINCIPAL INVESTMENT STRATEGY” section within the fund’s summary prospectus.

Main investments. Under normal circumstances, the fund invests at least 80% of assets, determined at the time of purchase, in the stocks and other securities with equity characteristics of non‐US companies. The fund may invest up to 50% of its assets in emerging markets securities. The fund’s equity investments are mainly common stocks, but may also include other types of equities such as preferred stocks or convertible securities. The fund may also invest up to 20% of its assets in cash equivalents, US investment‐grade fixed‐income securities, and US stocks and other equities.

Management process. Portfolio management intends to select approximately fifty stocks with the lowest positive Cash Return on Capital Invested (CROCI®) Economic Price Earnings Ratio from a universe comprising approximately 330 of the largest equities by market capitalization in the MSCI EAFE Index, excluding financial stocks. The CROCI® Economic Price Earnings Ratio (CROCI® Economic P/E Ratio) is a proprietary measure of company valuation using the same relationship between valuation and return as an accounting P/E ratio (i.e. price/ book value divided by return on equity).

The fund is reconstituted periodically in accordance with the CROCI® strategy’s rules (re‐selecting approximately fifty stocks that will make up the fund) and the regional weighting in the fund is targeted to match the regional weighting of the fund’s benchmark, the MSCI EAFE Index. The region‐neutral approach attempts to reduce the risk of significant regional over or underweights in the fund relative to the MSCI EAFE Index benchmark. The CROCI® strategy does not form opinions about relative attractiveness of different regions and targets region neutrality in order to seek to reduce currency risks relative to the benchmark, as well as keeping the focus of the strategy on stock selection, rather than regional allocation. During the selection process, a selection buffer is applied to attempt to reduce the annual turnover of the strategy. This buffer seeks to reduce portfolio turnover by limiting the replacement of a portfolio security to when its Economic P/E ratio exceeds a threshold determined by portfolio management from time to time. Portfolio management will take additional measures to attempt to reduce portfolio turnover, market impact and transaction costs in connection with implementation of the strategy, by applying liquidity controls and managing the fund with tax efficiency in mind.

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The CROCI® strategy is supplied by the CROCI® Investment Strategy and Valuation Group, a unit within Deutsche Asset & Wealth Management, through a licensing agreement with the fund’s Advisor.

Portfolio management may, but is not obligated to, utilize forward currency contracts to hedge against changes in value of the non‐US currency exposure of the fund’s investments.

CROCI® Investment Process. The CROCI® Investment Process is based on the belief that the data used in traditional valuations (i.e. accounting data) does not accurately appraise assets, reflect all liabilities or represent the real value of a company. This is because the accounting rules are not always designed specifically for investors and often utilize widely differing standards which can make measuring the real asset value of companies difficult. The CROCI® Investment Process seeks to generate data that will enable valuation comparisons on a consistent basis resulting in what portfolio management believes is an effective and efficient stock selection process targeting investment in real value. Many technical aspects of the generally accepted accounting principles of large public financial companies make these companies poorly suited to consistent valuation using standards maintained by the CROCI® Investment Strategy and Valuation Group. Accordingly, financial stocks have been excluded from the fund’s investable universe.

Derivatives. Portfolio management generally may use futures contracts, which are a type of derivative (a contract whose value is based on, for example, indices, currencies or securities) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions. In addition, portfolio management generally may use forward currency contracts to hedge the fund’s exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings or to facilitate transactions in foreign currency denominated securities. Portfolio management generally may use structured notes to gain exposure to certain foreign markets that may not permit direct investment.

The fund may also use various types of derivatives (i) for hedging purposes; (ii) for risk management; (iii) for non‐hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.

Securities Lending. The fund may lend securities (up to one-third of total assets) to approved institutions.

The following disclosure is added to the “MAIN RISKS” section of the fund’s summary prospectus.

CROCI® risk. The fund will be managed using the CROCI® Investment Process which is based on portfolio management’s belief that, over time, stocks which display more favorable financial metrics (for example, the CROCI® Economic P/E ratio) as generated by this process may outperform stocks which display less favorable metrics. This premise may not prove to be correct and prospective investors should evaluate this assumption prior to investing in the fund.

The calculation of financial metrics used by the fund (such as, among others, the CROCI® Economic P/E ratio) are determined by the CROCI® Investment Strategy and Valuation Group using publicly available information. This publicly available information is adjusted based on assumptions made by the CROCI® Investment Strategy and Valuation Group that, subsequently, may prove not to have been correct. As financial metrics are calculated using historical information, there can be no guarantee of the future performance of the CROCI® strategy.

Currency risk. Changes in currency exchange rates may affect the value of the fund’s investment and the fund’s share price. The value of the US dollar measured against other currencies is influenced by a variety of factors. These factors include: interest rates, national debt levels and trade deficits, changes in balances of payments and trade, domestic and foreign interest and inflation rates, global or regional political, economic or financial events, monetary policies of governments, actual or potential government intervention, global energy prices, political instability and government monetary policies and the buying or selling of currency by a country’s government. To the extent that the fund uses forward currency contracts, such use may eliminate some or all of the benefit of an increase in the value of a foreign currency versus the US dollar.

Currency exchange rates can be very volatile and can change quickly and unpredictably. Therefore, the value of an investment in the fund may also go up or down quickly and unpredictably.

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Derivatives risk. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund’s exposure to the market and magnify potential losses.

The following information replaces the existing disclosure contained under the “PAST PERFORMANCE” section within the fund’s summary prospectus.

How a fund’s returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). Past performance may not indicate future results. All performance figures below assume that dividends were reinvested. For more recent performance figures, go to deutschefunds.com (the Web site does not form a part of this prospectus) or call the phone number included in this prospectus.

Prior to the implementation date of the changes described herein, the fund had a sub‐advisor and a different investment management team that operated with a different investment strategy. Performance would have been different if the investment strategy described above had been in effect.

The following information replaces the existing disclosure contained under the “AVERAGE ANNUAL TOTAL RETURNS” sub‐heading of the “PAST PERFORMANCE” section within the fund’s summary prospectus.

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended 12/31/2013 expressed as a %)

After‐tax returns (which are shown only for Class A and would be different for other classes) reflect the historical highest individual federal income tax rates, but do not reflect any state or local taxes. Your actual after‐tax returns may be different. After‐tax returns are not relevant to shares held in an IRA, 401(k) or other tax‐advantaged investment plan.

	Class Inception	1 Year	5 Years	Since Inception
Class A before tax	7/5/2006	7.82	7.38	1.38
After tax on distributions		7.65	7.24	1.17
After tax on distributions and sale of fund shares		5.51	6.43	1.21
Class C before tax	7/5/2006	13.47	7.85	1.43
INST Class before tax	7/5/2006	14.69	8.94	2.45
Class S before tax	7/5/2006	14.63	8.96	2.45
Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (reflects no deduction for fees, expenses or taxes)		22.78	12.44	3.53
MSCI EAFE US Dollar Hedged Index (reflects no deduction for fees, expenses or taxes)		26.67	11.67	3.03
Russell Global Ex‐US Value Index (reflects no deduction for fees, expenses or taxes)		19.75	12.83	3.60

Effective on or about July 20, 2015, the MSCI EAFE Index replaces the Russell Global Ex-US Value Index as the comparative broad‐based securities market index because the Advisor believes that the MSCI EAFE Index more closely reflects the expected regional allocations of the fund’s overall investments. The Advisor believes that the additional MSCI EAFE US Dollar Hedged Index reasonably represents the fund’s expected regional allocations without the currency impact.

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The following information replaces the existing disclosure under the “MANAGEMENT” section within the summary prospectus.

MANAGEMENT

Investment Advisor

Deutsche Investment Management Americas Inc.

Portfolio Manager(s)

Di Kumble, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2015.

Please Retain This Supplement for Future Reference

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